UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report - July 1, 2014
(Date of earliest event reported)

QEP Midstream Partners, LP
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-36047	80-0918184
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 800
Denver, Colorado 80265
(Address of principal executive offices)

303-672-6900
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 2, 2014, QEP Midstream Partners, LP (the “Partnership”) filed a current report on Form 8-K (the "Original Filing") in connection with the completion of its acquisition of 40% of the membership interests in Green River Processing, LLC (the “Company”) from QEP Field Services Company (“QEPFS”), a wholly owned subsidiary of QEP Resources, Inc. (“QEP”) on July 1, 2014 (the "Closing Date").

The Company’s assets consist of the Blacks Fork processing complex and Emigrant Trail processing plant in southwest Wyoming (collectively "Green River Processing Operations"). Green River Processing Operations were conveyed to the Company on the Closing Date and prior to this were wholly owned by QEPFS. Thus, the historical financial statements presented in Exhibit 99.1 relate to Green River Processing Operations.

The Partnership is filing this Form 8-K/A to provide certain audited and unaudited financial statements of Green River Processing Operations and unaudited pro forma consolidated financial statements of QEP Midstream Partners, LP as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the the Original Filing.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The Combined Financial Statements of Green River Processing Operations as of June 30, 2014, and for the six months ended June 30, 2014 and 2013 (unaudited), and as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011 (audited), including the notes thereto, are filed herewith as Exhibit 99.1.

(b) Pro forma financial information

The Unaudited Pro Forma Consolidated Financial Statements of QEP Midstream Partners, LP as of June 30, 2014, for the six months ended June 30, 2014, and for the year ended December 31, 2013, including the notes thereto, are filed herewith as Exhibit 99.2.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accounting Firm - PricewaterhouseCoopers LLP
99.1
Combined Financial Statements of Green River Processing Operations as of June 30, 2014, and for the six months ended June 30, 2014 and 2013 (unaudited), and as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011 (audited), including the notes thereto.

99.2
Unaudited Pro Forma Consolidated Financial Statements of QEP Midstream Partners, LP as of June 30, 2014, for the six months ended June 30, 2014, and for the year ended December 31, 2013, including the notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QEP Midstream Partners, LP
(Registrant)

	By:	QEP Midstream Partners GP, LLC,
its general partner

September 12, 2014

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

The following exhibits are filed or furnished herewith:

Exhibit No.	Description
23.1	Consent of Independent Certified Public Accounting Firm - PricewaterhouseCoopers LLP
99.1
Combined Financial Statements of Green River Processing Operations as of June 30, 2014, and for the six months ended June 30, 2014 and 2013 (unaudited), and as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011 (audited), including the notes thereto.

99.2
Unaudited Pro Forma Consolidated Financial Statements of QEP Midstream Partners, LP as of June 30, 2014, for the six months ended June 30, 2014, and for the year ended December 31, 2013, including the notes thereto.